Exhibit 99.2
Quarterly update FY 2009 fourth quarter October 27, 2009 Exhibit 99./2

Agenda Introduction Glen Ponczak, Executive Director, Investor Relations Overview Steve Roell, Chairman and Chief Executive Officer Business results and financial review Bruce McDonald, Executive Vice President and Chief Financial Officer Q&A FORWARD-LOOKING STATEMENT Johnson Controls, Inc. ("the Company") has made forward-looking statements in this presentation pertaining to its financial results for fiscal 2010 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements and included terms such as "outlook," "expectations," "estimates," or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, financial distress of key customers, energy prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of or changes to commercial contracts, liquidity, changes in the levels or timing of investments in commercial buildings, the ability to execute on restructuring actions according to anticipated timelines and costs as well as other factors discussed in the Company's Form 8k (filed March 9, 2009) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. 2

2009 fourth quarter Government stimulus continuing to support automotive production globally Signs of growth in emerging markets Battery stocking patterns by aftermarket customers returning to normal Interest in energy efficiency and sustainability continuing to grow U.S. stimulus (AARA) funding flow still slow, especially in education market 3

2009 Q4 highlights Strong Building Efficiency orders for Solutions offerings Building Efficiency bidding on 3,300 ARRA-funded (stimulus) projects worth $2.7 billion; meaningful to revenue in late 2010 Awarded $299.5 million Federal grant for building domestic lithium-ion manufacturing capacity Largest single recipient New lithium-ion battery agreements with Jaguar Land Rover and Volkswagen Successful early conversion of $805M debt to equity 4 Awards and recognition Newsweek "Greenest Large Companies" WalMart's 'Vendor of the Year' - Automotive Tianjin FAW Toyota Motor Co.- Quality and a Delivery Award Advanced Auto - Vendor of the Year Covalecence Ethical Ranking (#1: Autos and auto parts)

2009 fourth quarter Sales: $7.9 billion vs. $9.3 billion in 2008 Segment income: $514 million* Automotive Experience: profitable in all geographic regions Power Solutions: record quarterly results Net income: $339 million* $0.52 per diluted share vs. $0.73 in Q4 2008 5 Second sequential quarterly improvement in profitability Outstanding performance by our employees and management team *Excludes warranty charge, costs associated with exchange offer (financing charges) and non-recurring tax items

2009 fourth quarter Automotive Experience 2009 2008 Net sales $3.5B $4.1B -14% Sales down 12% adjusted for currency North America down 11% Europe: down 18% (down 12% excluding currency) China sales (unconsolidated): up 62% Segment income $77M $147M -48% Lower volume Benefits of cost reduction initiatives Profitable in all geographic markets 6 Industry production North America Down 43% Europe Down 13% China Up 77% 2010-2012 $2.5B backlog 70% consolidated; 30% non-consolidated North America 7% 2010 $730M; 2011 $980M; 2012 $790M

2009 fourth quarter Building Efficiency 2009 2008 Net sales $3.3B $3.9B -16% Adjusted for currency, sales down 13% Lower revenues across all segments and geographies NA Systems down 8%, Services down 15% Europe down 15% (ex. currency) ROW down 17% (ex. currency) Segment income $138M $316M -56% $105 million residential HVAC warranty charge Excluding charge, residential business profitable Significant declines in Europe and ROW Strong double-digit improvements in North America Systems and Global Workplace Solutions 7 Commercial backlog (at September 30, 2009) $4.3B, down 9% N.A. backlog down low single digits versus year-ago; Solutions up Low double-digit backlog decline in other geographic regions Backlog negatively impacted by delays in awarding energy efficiency contracts pending ARRA funding

2009 fourth quarter Power Solutions 2009 2008 Net sales $1.1B $1.3B -17% Excluding lead and currency, sales stable Unit volumes up 1% Aftermarket unit volume up 5% OE unit volume down 25% in Americas; down 15% in Europe Segment income $194M $142M +37% Operational improvements Improved product mix Negative commodity impact in 2008 quarter 8

Fourth quarter 2009 Financial highlights (in millions) 2009 (reported) 2009* (excluding items) 2008 (excl. restructuring) %change Sales $7,867 $7,867 $9,307 - 15% Gross profit % of sales 1,143 14.5% 1,248 15.9% 1,424 15.3% - 12% SG&A expenses 761 761 850 - 10% Equity income 27 27 31 - 13% Segment income $409 $514 $605 - 15% 6.5% 6.5% FX - Euro to U.S. dollar average exchange rate at $1.43 in Q4 2009 vs. $1.51 in 2008 Gross profit - Improvement due to restructuring initiatives SG&A - Reductions in all three businesses, maintaining investments in key growth initiatives Equity income - Significant growth in China offset by declines in North America 9 *Excludes one-time warranty charges

Fourth quarter 2009 Financial highlights (in millions, except earnings per share) 2009 (reported) 2009* (excluding items) 2008 (excl. restructuring) Segment income $409 $514 $605 Financing charges - net (183) (72) (54) Income before taxes/minority interests 226 442 551 Income tax provision / (benefit) (77) 100 116 Minority interests in net earnings of subsidiaries 3 3 (4) Net income $300 $339 $439 Diluted earnings per share $0.47 $0.52 $0.73 Financing charges-net - Higher debt levels offset by lower variable rates Income tax provisions - Underlying 2009 tax rate revised to 22.7% Minority interests - Losses in Automotive Experience North America 10 *Excludes warranty charge, costs associated with exchange offer (financing charges) and non-recurring tax items

Q4 2009 Early exchange of convertible debt Initial offering: Issued $852.5M of securities on March 16, 2009 $402.5M of convertible bonds; $450M of mandatory convertible equity units Exchange offer on Aug 20, 2009, to enable holders of both securities to exchange securities for common stock and cash Reduce overall debt levels Eliminate high interest debt Successful outcome 99.5% of convertible bonds exchanged 89.8% of equity units exchanged $111 million pre-tax charge to net financing costs in Q4 11

2009 fourth quarter Balance sheet Strong liquidity position Revolver expires in December 2011 Liquidity cushion in excess of $2.5 billion Minimal debt maturities next year; $1 billion in FY2011 Cash flow positive $404 million from operations and investing Dividends paid since 1887 Strong Q4 working capital performance by all businesses Capital spending of $647 million for fiscal 2009, $160 million lower than prior year Net debt to capitalization ratio approximately 26% vs. 34% at end of Q3 12

2010 outlook 2010 guidance 9% increase in sales, to approx. $31 billion Encouraged by recent trends in Automotive Experience and Power Solutions Significant increase in earnings ($1.35 - 1.45) Lower net financing charges Effective tax rate of approximately 20% $800 million free cash flow (cash from operations less capital expenditures) 13 Full-year outlook Full-year outlook Full-year outlook Full-year outlook Full-year outlook Sales Margin Building +3% 5.6 - 5.8% Power +17% (+6% ex lead) 11.0 - 11.2% Automotive +13% 1.3 - 1.6% No change to October 13 guidance

2010 Outlook Markets are beginning to stabilize Increasing benefits from cost improvement intiatives Our strategies and offerings will take advantage of the global growth megatrends Energy efficiency Sustainability Emerging markets We have the financial strength to accelerate our investments in growth Organic Acquisitions Our focus: sustainable, profitable growth 14 We believe that our unique capabilities and growth strategies will enable us to sustainably outperform our markets

Appendix

2009 fourth quarter Tax rate change 16 Q4 tax expense ($442m @ 22.7%) $100 Tax benefit on debt conversion ($111m @ 36.5%) (41) Tax benefit on warranty charge ($105m @22.7%) (24) Adjustment to Q1-Q3 effective tax rate (22.7% vs. 27%) 2 Non-recurring tax benefit (114) Q4 tax benefit reported ($77) 2009 effective tax rate decreases to 22.7% Geographic shift in income Non-recurring tax benefits include Favorable tax settlements totaling $55 million Change in tax status of US and UK entities totaling $59 million 2010 effective tax rate outlook approximately 20%